                                                                  EXHIBIT 5

                                           COMMON STOCK WARRANT NO. W-12/30/96-O

    THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED UNLESS SUCH SALE OR TRANSFER IS IN ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS OR SOME OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS IS AVAILABLE WITH RESPECT THERETO.

                          ENSYS ENVIRONMENTAL PRODUCTS, INC.
                                 WARRANT TO PURCHASE
                                     COMMON STOCK

    1. Issuance. This Warrant is issued to Edison Venture Fund II-PA, L.P., a Pennsylvania limited partnership, by EnSys Environmental Products, Inc., a Delaware corporation (referred to hereinafter, with its successors, as the "Company"), on this 30th day of December, 1996 (the "Warrant Issuance Date"), in consideration of the surrender to the Company for cancellation of certain warrants to purchase common stock of Strategic Diagnostics Inc., which warrants were issued on June 23, 1993.

    2. Purchase Price; Number of Shares. Subject to the terms and conditions hereinafter set forth, the registered holder of this Warrant (the "Holder") is entitled upon surrender of this Warrant with the subscription form annexed hereto, duly executed, at the office of the Company, to purchase 9,457 shares of common stock of the Company, par value $.01 per share (the "Common Stock"), at the per share exercise price of $2.24 (the "Purchase Price").

    3. Payment of Purchase Price. The Purchase Price may be paid (i) in cash or by check, (ii) by the surrender by the Holder to the Company of any promissory notes or other obligations issued by the Company, with all such notes and obligations so surrendered being credited against the Purchase Price in an amount equal to the principal amount thereof plus accrued interest to the date of surrender, (iii) through delivery by the Holder to the Company of other securities issued by the Company, with such securities being credited against the Purchase Price in an amount equal to the fair market value thereof, as determined in good faith by the Board of Directors of the Company (the "Board"), or (iv) by any combination of the foregoing. The Board shall promptly respond in writing to an inquiry by the Holder as to the fair market value of any securities the Holder may wish to deliver to the Company pursuant to clause
(iii) above.

    4. Net Issue Election. The Holder may elect to receive, without the payment by the Holder of any additional consideration, shares equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company, with the net issue election notice annexed hereto duly executed, at the office of the Company; provided, that the Holder may not make such an election unless (i) the Company has registered its securities pursuant to the Securities Act of 1933, as amended, (the "Act") or in connection with such registration or (ii) upon the expiration of this Warrant. Thereupon, the Company shall issue to the Holder such number of fully paid and nonassessable shares of Common Stock as is computed using the following formula:

                                       X=Y(A-B)
                                         ------
                                          A

where X = the number of shares to be issued to the Holder pursuant to this
Section 4.

    Y = the number of shares covered by this Warrant in respect of which the net issue election is made pursuant to this Section 4.

    A = the fair market value of one share of Common Stock. If the Company's securities are registered pursuant to the Act, the fair market value shall mean the average high and low prices of the Common Stock on the day prior to the exercise of this Warrant, if the Common Stock is being traded on a national exchange; or the last reported sale price on the day prior to exercise of this Warrant, if the Common Stock is traded on the Nasdaq National Market, and if the Common Stock is not traded on a national exchange; or the closing bid price (or average of bid prices) last quoted on the day prior to the exercise of this Warrant by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the Nasdaq National Market or a national exchange. If the election occurs in connection with the registration of securities, then the fair market value shall be the price offered to the public. Otherwise, the fair market value shall be as determined in good faith by the Board, at the time the net issue election is made pursuant to this Section 4.

    B = the Purchase Price in effect under this Warrant at the time the net issue election is made pursuant to this Section 4.

The Board shall promptly respond in writing to an inquiry by the Holder as to the fair market value of one share of Common Stock.

    5. Partial Exercise. This Warrant may be exercised in part, and the Holder shall be entitled to receive a new warrant, which shall be dated as of the date of this Warrant, covering the number of shares in respect of which this Warrant shall not have been exercised.

    6. Issuance Date. The person or persons in whose name or names any certificate representing shares of Common Stock is issued hereunder shall be deemed to have become the holder of record of the shares represented thereby as at the close of business on the date this Warrant is exercised with respect to such shares, whether or not the transfer books of the Company shall be closed.

    7. Expiration Date. This Warrant shall expire at the close of business on June 23, 1998, and shall be void thereafter.

    8. Reserved Shares; Valid Issuance. The Company covenants that it will at all times from and after the date hereof reserve and keep available such number of its authorized shares of Common Stock, free from all preemptive or similar rights therein, as will be sufficient to permit the exercise of this Warrant in full. The Company further covenants that, assuming the receipt by the Company of the consideration therefor, such shares as may be issued pursuant to the exercise of this Warrant will, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.

    9. Dividends. If at any time after the Warrant Issuance Date, the Company subdivides the Common Stock, by split-up or otherwise, or combines the Common Stock, or issues additional shares of Common Stock in payment of a stock dividend on the Common Stock, the number of shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination, and the Purchase Price shall forthwith be proportionately decreased in the case of a subdivision or stock dividend, or proportionately increased in the case of a combination. Whenever the Purchase Price is adjusted, as herein provided, the Company shall promptly deliver to the Holder a certificate of an officer of the Company setting forth the Purchase Price after such adjustment and setting forth a brief statement on the facts requiring such adjustment.

    10. Mergers and Reclassifications. If at any time after the Warrant Issuance Date there shall be any reclassification, capital reorganization or change of the Common Stock (other than as a result of a subdivision, combination or stock dividend provided for in Section 9 hereof), or any consolidation of the Company with, or merger of the Company into, another corporation or other business organization (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification or change of the outstanding Common Stock), or any sale or conveyance to another corporation or other business organization of all or substantially all of the assets of the Company, then, as a condition of such reclassification, reorganization, change, consolidation, merger, sale or conveyance, lawful provisions shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall thereafter have the right to purchase, at a total price not to exceed that payable upon the exercise of this Warrant in full, the kind and amount of shares of stock and other securities and property receivable upon such reclassification, reorganization, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock which might have been purchased by the Holder immediately prior to such reclassification, reorganization, change, consolidation, merger, sale or conveyance, and in any such case appropriate provisions shall be made with respect to the rights and interest of the Holder to the end that the provisions hereof (including without limitation, provisions for the adjustment of the Purchase Price and the number of shares issuable hereunder) shall thereafter be applicable in relation to any shares of stock or other securities and property thereafter deliverable upon exercise hereof.

    11. Fractional Shares. In no event shall any fractional share of Common Stock be issued upon any exercise of this Warrant.

    12. Notices of Record Date, Etc.  In the event of:

         (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right,

         (b) any reclassification of the capital stock of the Company, capital reorganization of the Company, consolidation or merger involving the Company, or sale or conveyance of all or substantially all of its assets, or

         (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then and in each such event the Company will mail or cause to be mailed to the Holder a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the date on which any such reclassification, reorganization, consolidation, merger, sale or conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record in respect of such event are to be determined. Such notice shall be mailed at least 20 days prior to the date specified in such notice on which any such action is to be taken.

    13. Amendment. The terms of this Warrant may be amended, modified or waived only by written agreement of the Company and the Holder.

    14. Warrant Register Transfer, Etc.

              A. The Company will maintain a register containing the names and addresses of the registered holders of outstanding Warrants. The Holder may change its address as shown on the warrant register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be given by certified mail or delivered to the Holder at its address as shown on the warrant register.

              B. This Warrant may not be transferred or assigned in whole or in part by the Holder without the prior written consent of the Company, which consent shall not be unreasonably withheld (it being understood that the Company may withhold consent to any transfer of the Warrant to any person seeking to obtain control of the Company), except that prior written consent of the Company will not be required for a transfer of the Warrant in whole by the Holder to an "affiliate" of the Holder. An "affiliate" of the Holder shall mean any other person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with the Holder. Prior to and as a condition to effecting any such transfer the Holder shall deliver to the Company an opinion of counsel reasonably satisfactory to the Company to the effect that such transfer will comply with all applicable securities laws.

              C. In case this Warrant shall be mutilated, lost, stolen or destroyed, the Company shall issue a new warrant of like tenor and denomination and deliver the same (i) in exchange and substitution for and upon surrender and cancellation of any mutilated Warrant, or (ii) in lieu of any Warrant lost, stolen or destroyed, upon receipt of evidence reasonably satisfactory to the Company of the loss, theft or destruction of such Warrant (including a reasonably detailed affidavit with respect to the circumstances of any loss, theft or destruction) and of indemnity reasonably satisfactory to the Company.

    15. No Impairment. The Company will not, by amendment of its Certificate of Incorporation or through any reclassification, capital reorganization, consolidation, merger, sale or conveyance of assets, dissolution, liquidation, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder.

    16. Governing Law. The provisions and terms of this Warrant shall be governed by and construed in accordance with the internal laws of the State of Delaware.

    17. Successors and Assigns. This Warrant shall be binding upon the Company's successors and assigns and shall inure to the benefit of the Holder's successors, legal representatives and permitted assigns.

    18. Business Days. If the last or appointed day for the taking of any action required or the expiration of any right granted herein shall be a Saturday or Sunday or a legal holiday in Delaware, then such action may be taken or right may be exercised on the next succeeding day which is not a Saturday or Sunday or such a legal holiday.

    IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer, under seal, as of the date above written.

                        ENSYS ENVIRONMENTAL PRODUCTS, INC.

                        By: /s/ Grover C. Wrenn
                            ----------------------------------

                        Title: President and Chief Executive Officer

                                     SUBSCRIPTION


To:___________________________         Date:____________________________


    The undersigned hereby subscribes for _________________ shares of Common Stock covered by this Warrant. The certificate(s) for such shares shall be issued in the name of the undersigned or as otherwise indicated below:

                                  Signature _________________________________


                                  Name for Registration _____________________


                                  Mailing Address ___________________________

                                                  ___________________________

                              NET ISSUE ELECTION NOTICE


To:____________________________        Date:________________________

    The undersigned hereby elects under Section 4 to surrender the right to purchase ___________ shares of Common Stock Pursuant to this Warrant. The certificate(s) for the shares issuable upon such net issue election shall be issued in the name of the undersigned or as otherwise indicated below.

                                  Signature __________________________________


                                  Name for Registration ______________________


                                  Mailing Address ____________________________

                                                  ____________________________

                                           COMMON STOCK WARRANT NO. W-12/30/96-P

    THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED UNLESS SUCH SALE OR TRANSFER IS IN ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS OR SOME OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS IS AVAILABLE WITH RESPECT THERETO.

                          ENSYS ENVIRONMENTAL PRODUCTS, INC.
                                 WARRANT TO PURCHASE
                                     COMMON STOCK

    1. Issuance. This Warrant is issued to Edison Venture Fund II-PA, L.P., a Pennsylvania limited partnership, by EnSys Environmental Products, Inc., a Delaware corporation (referred to hereinafter, with its successors, as the "Company"), on this 30th day of December, 1996 (the "Warrant Issuance Date"), in consideration of the surrender to the Company for cancellation of certain warrants to purchase common stock of Strategic Diagnostics Inc., which warrants were issued on October 27, 1994.

    2. Purchase Price; Number of Shares. Subject to the terms and conditions hereinafter set forth, the registered holder of this Warrant (the "Holder") is entitled upon surrender of this Warrant with the subscription form annexed hereto, duly executed, at the office of the Company, to purchase 3,603 shares of common stock of the Company, par value $.01 per share (the "Common Stock"), at the per share exercise price of $2.24 (the "Purchase Price").

    3. Payment of Purchase Price. The Purchase Price may be paid (i) in cash or by check, (ii) by the surrender by the Holder to the Company of any promissory notes or other obligations issued by the Company, with all such notes and obligations so surrendered being credited against the Purchase Price in an amount equal to the principal amount thereof plus accrued interest to the date of surrender, (iii) through delivery by the Holder to the Company of other securities issued by the Company, with such securities being credited against the Purchase Price in an amount equal to the fair market value thereof, as determined in good faith by the Board of Directors of the Company (the "Board"), or (iv) by any combination of the foregoing. The Board shall promptly respond in writing to an inquiry by the Holder as to the fair market value of any securities the Holder may wish to deliver to the Company pursuant to clause
(iii) above.

    4. Net Issue Election. The Holder may elect to receive, without the payment by the Holder of any additional consideration, shares equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company, with the net issue election notice annexed hereto duly executed, at the office of the Company; provided, that the Holder may not make such an election unless (i) the Company has registered its securities pursuant to the Securities Act of 1933, as amended, (the "Act") or in connection with such registration or (ii) upon the expiration of this Warrant. Thereupon, the Company shall issue to the Holder such number of fully paid and nonassessable shares of Common Stock as is computed using the following formula:

                                       X=Y(A-B)
                                         ------
                                          A

where X = the number of shares to be issued to the Holder pursuant to this
Section 4.

    Y = the number of shares covered by this Warrant in respect of which the net issue election is made pursuant to this Section 4.

    A = the fair market value of one share of Common Stock. If the Company's securities are registered pursuant to the Act, the fair market value shall mean the average high and low prices of the Common Stock on the day prior to the exercise of this Warrant, if the Common Stock is being traded on a national exchange; or the last reported sale price on the day prior to exercise of this Warrant, if the Common Stock is traded on the Nasdaq National Market, and if the Common Stock is not traded on a national exchange; or the closing bid price (or average of bid prices) last quoted on the day prior to the exercise of this Warrant by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the Nasdaq National Market or a national exchange. If the election occurs in connection with the registration of securities, then the fair market value shall be the price offered to the public. Otherwise, the fair market value shall be as determined in good faith by the Board, at the time the net issue election is made pursuant to this Section 4.

    B = the Purchase Price in effect under this Warrant at the time the net issue election is made pursuant to this Section 4.

The Board shall promptly respond in writing to an inquiry by the Holder as to the fair market value of one share of Common Stock.

    5. Partial Exercise. This Warrant may be exercised in part, and the Holder shall be entitled to receive a new warrant, which shall be dated as of the date of this Warrant, covering the number of shares in respect of which this Warrant shall not have been exercised.

    6. Issuance Date. The person or persons in whose name or names any certificate representing shares of Common Stock is issued hereunder shall be deemed to have become the holder of record of the shares represented thereby as at the close of business on the date this Warrant is exercised with respect to such shares, whether or not the transfer books of the

Company shall be closed.

    7. Expiration Date. This Warrant shall expire at the close of business on October 27, 1999, and shall be void thereafter.

    8. Reserved Shares; Valid Issuance. The Company covenants that it will at all times from and after the date hereof reserve and keep available such number of its authorized shares of Common Stock, free from all preemptive or similar rights therein, as will be sufficient to permit the exercise of this Warrant in full. The Company further covenants that, assuming the receipt by the Company of the consideration therefor, such shares as may be issued pursuant to the exercise of this Warrant will, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.

    9. Dividends. If at any time after the Warrant Issuance Date, the Company subdivides the Common Stock, by split-up or otherwise, or combines the Common Stock, or issues additional shares of Common Stock in payment of a stock dividend on the Common Stock, the number of shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination, and the Purchase Price shall forthwith be proportionately decreased in the case of a subdivision or stock dividend, or proportionately increased in the case of a combination. Whenever the Purchase Price is adjusted, as herein provided, the Company shall promptly deliver to the Holder a certificate of an officer of the Company setting forth the Purchase Price after such adjustment and setting forth a brief statement on the facts requiring such adjustment.

    10. Mergers and Reclassifications. If at any time after the Warrant Issuance Date there shall be any reclassification, capital reorganization or change of the Common Stock (other than as a result of a subdivision, combination or stock dividend provided for in Section 9 hereof), or any consolidation of the Company with, or merger of the Company into, another corporation or other business organization (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification or change of the outstanding Common Stock), or any sale or conveyance to another corporation or other business organization of all or substantially all of the assets of the Company, then, as a condition of such reclassification, reorganization, change, consolidation, merger, sale or conveyance, lawful provisions shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall thereafter have the right to purchase, at a total price not to exceed that payable upon the exercise of this Warrant in full, the kind and amount of shares of stock and other securities and property receivable upon such reclassification, reorganization, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock which might have been purchased by the Holder immediately prior to such reclassification, reorganization, change, consolidation, merger, sale or conveyance, and in any such case appropriate provisions shall be made with respect to the rights and interest of the Holder to the end that the provisions hereof (including without limitation, provisions for the adjustment of the Purchase Price and the number of shares issuable hereunder) shall thereafter be applicable in relation to any shares of stock or other securities and property thereafter deliverable upon exercise hereof.

    11. Fractional Shares. In no event shall any fractional share of Common Stock be issued upon any exercise of this Warrant.

    12. Notices of Record Date, Etc.  In the event of:

         (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right,

         (b) any reclassification of the capital stock of the Company, capital reorganization of the Company, consolidation or merger involving the Company, or sale or conveyance of all or substantially all of its assets, or

         (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then and in each such event the Company will mail or cause to be mailed to the Holder a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the date on which any such reclassification, reorganization, consolidation, merger, sale or conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record in respect of such event are to be determined. Such notice shall be mailed at least 20 days prior to the date specified in such notice on which any such action is to be taken.

    13. Amendment. The terms of this Warrant may be amended, modified or waived only by written agreement of the Company and the Holder.

    14. Warrant Register Transfer, Etc.

              A. The Company will maintain a register containing the names and addresses of the registered holders of outstanding Warrants. The Holder may change its address as shown on the warrant register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be given by certified mail or delivered to the Holder at its address as shown on the warrant register.

              B. This Warrant may not be transferred or assigned in whole or in part by the Holder without the prior written consent of the Company, which consent shall not be unreasonably withheld (it being understood that the Company may withhold consent to any transfer of the Warrant to any person seeking to obtain control of the Company), except that prior written consent of the Company will not be required for a transfer of the Warrant in whole by the Holder to an "affiliate" of the Holder. An "affiliate" of the Holder shall mean any other person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with the Holder.
Prior to and as a condition to effecting any such transfer the Holder shall deliver to the Company an opinion of counsel reasonably satisfactory to the Company to the effect that such transfer will comply with all applicable securities laws.

              C. In case this Warrant shall be mutilated, lost, stolen or destroyed, the Company shall issue a new warrant of like tenor and denomination and deliver the same (i) in exchange and substitution for and upon surrender and cancellation of any mutilated Warrant, or (ii) in lieu of any Warrant lost, stolen or destroyed, upon receipt of evidence reasonably satisfactory to the Company of the loss, theft or destruction of such Warrant (including a reasonably detailed affidavit with respect to the circumstances of any loss, theft or destruction) and of indemnity reasonably satisfactory to the Company.

    15. No Impairment. The Company will not, by amendment of its Certificate of Incorporation or through any reclassification, capital reorganization, consolidation, merger, sale or conveyance of assets, dissolution, liquidation, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder.

    16. Governing Law. The provisions and terms of this Warrant shall be governed by and construed in accordance with the internal laws of the State of Delaware.

    17. Successors and Assigns. This Warrant shall be binding upon the Company's successors and assigns and shall inure to the benefit of the Holder's successors, legal representatives and permitted assigns.

    18. Business Days. If the last or appointed day for the taking of any action required or the expiration of any right granted herein shall be a Saturday or Sunday or a legal holiday in Delaware, then such action may be taken or right may be exercised on the next succeeding day which is not a Saturday or Sunday or such a legal holiday.

    IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer, under seal, as of the date above written.

                        ENSYS ENVIRONMENTAL PRODUCTS, INC.

                        By: /s/ Grover C. Wrenn
                            -------------------

                        Title: President and Chief Executive Officer

                                     SUBSCRIPTION


To:___________________________         Date:____________________________


    The undersigned hereby subscribes for _________________ shares of Common Stock covered by this Warrant. The certificate(s) for such shares shall be issued in the name of the undersigned or as otherwise indicated below:

                                  Signature _________________________________


                                  Name for Registration _____________________


                                  Mailing Address ___________________________

                                                  ___________________________

                              NET ISSUE ELECTION NOTICE


To:____________________________        Date:________________________

    The undersigned hereby elects under Section 4 to surrender the right to purchase ___________ shares of Common Stock Pursuant to this Warrant. The certificate(s) for the shares issuable upon such net issue election shall be issued in the name of the undersigned or as otherwise indicated below.

                                  Signature _________________________________


                                  Name for Registration _____________________


                                  Mailing Address ___________________________

                                                  ___________________________

                                           COMMON STOCK WARRANT NO. W-12/30/96-Q

    THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED UNLESS SUCH SALE OR TRANSFER IS IN ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS OR SOME OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS IS AVAILABLE WITH RESPECT THERETO.


                          ENSYS ENVIRONMENTAL PRODUCTS, INC.
                                 WARRANT TO PURCHASE
                                     COMMON STOCK


    1. Issuance. This Warrant is issued to Edison Venture Fund II-PA, L.P., a Pennsylvania limited partnership, by EnSys Environmental Products, Inc., a Delaware corporation (referred to hereinafter, with its successors, as the "Company"), on this 30th day of December, 1996 (the "Warrant Issuance Date"), in consideration of the surrender to the Company for cancellation of certain warrants to purchase common stock of Strategic Diagnostics Inc., which warrants were issued on January 2, 1995.

    2. Purchase Price; Number of Shares. Subject to the terms and conditions hereinafter set forth, the registered holder of this Warrant (the "Holder") is entitled upon surrender of this Warrant with the subscription form annexed hereto, duly executed, at the office of the Company, to purchase 1,801 shares of common stock of the Company, par value $.01 per share (the "Common Stock"), at the per share exercise price of $2.24 (the "Purchase Price").

    3. Payment of Purchase Price. The Purchase Price may be paid (i) in cash or by check, (ii) by the surrender by the Holder to the Company of any promissory notes or other obligations issued by the Company, with all such notes and obligations so surrendered being credited against the Purchase Price in an amount equal to the principal amount thereof plus accrued interest to the date of surrender, (iii) through delivery by the Holder to the Company of other securities issued by the Company, with such securities being credited against the Purchase Price in an amount equal to the fair market value thereof, as determined in good faith by the Board of Directors of the Company (the "Board"), or (iv) by any combination of the foregoing. The Board shall promptly respond in writing to an inquiry by the Holder as to the fair market value of any securities the Holder may wish to deliver to the Company pursuant to clause
(iii) above.

    4. Net Issue Election. The Holder may elect to receive, without the payment by the Holder of any additional consideration, shares equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company, with the net issue election notice annexed hereto duly executed, at the office of the Company; provided, that the Holder may not make such an election unless (i) the Company has registered its securities pursuant to the Securities Act of 1933, as amended, (the "Act") or in connection with such registration or (ii) upon the expiration of this Warrant. Thereupon, the Company shall issue to the Holder such number of fully paid and nonassessable shares of Common Stock as is computed using the following formula:

                                       X=Y(A-B)
                                         ------
                                          A

where X = the number of shares to be issued to the Holder pursuant to this
Section 4.

    Y = the number of shares covered by this Warrant in respect of which the net issue election is made pursuant to this Section 4.

    A = the fair market value of one share of Common Stock. If the Company's securities are registered pursuant to the Act, the fair market value shall mean the average high and low prices of the Common Stock on the day prior to the exercise of this Warrant, if the Common Stock is being traded on a national exchange; or the last reported sale price on the day prior to exercise of this Warrant, if the Common Stock is traded on the Nasdaq National Market, and if the Common Stock is not traded on a national exchange; or the closing bid price (or average of bid prices) last quoted on the day prior to the exercise of this Warrant by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the Nasdaq National Market or a national exchange. If the election occurs in connection with the registration of securities, then the fair market value shall be the price offered to the public. Otherwise, the fair market value shall be as determined in good faith by the Board, at the time the net issue election is made pursuant to this Section 4.

    B = the Purchase Price in effect under this Warrant at the time the net issue election is made pursuant to this Section 4.

The Board shall promptly respond in writing to an inquiry by the Holder as to the fair market value of one share of Common Stock.

    5. Partial Exercise. This Warrant may be exercised in part, and the Holder shall be entitled to receive a new warrant, which shall be dated as of the date of this Warrant, covering the number of shares in respect of which this Warrant shall not have been exercised.

    6. Issuance Date. The person or persons in whose name or names any certificate representing shares of Common Stock is issued hereunder shall be deemed to have become the holder of record of the shares represented thereby as at the close of business on the date this Warrant is exercised with respect to such shares, whether or not the transfer books of the Company shall be closed.

    7. Expiration Date. This Warrant shall expire at the close of business on January 2, 2000, and shall be void thereafter.

    8. Reserved Shares; Valid Issuance. The Company covenants that it will at all times from and after the date hereof reserve and keep available such number of its authorized shares of Common Stock, free from all preemptive or similar rights therein, as will be sufficient to permit the exercise of this Warrant in full. The Company further covenants that, assuming the receipt by the Company of the consideration therefor, such shares as may be issued pursuant to the exercise of this Warrant will, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.

    9. Dividends. If at any time after the Warrant Issuance Date, the Company subdivides the Common Stock, by split-up or otherwise, or combines the Common Stock, or issues additional shares of Common Stock in payment of a stock dividend on the Common Stock, the number of shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination, and the Purchase Price shall forthwith be proportionately decreased in the case of a subdivision or stock dividend, or proportionately increased in the case of a combination. Whenever the Purchase Price is adjusted, as herein provided, the Company shall promptly deliver to the Holder a certificate of an officer of the Company setting forth the Purchase Price after such adjustment and setting forth a brief statement on the facts requiring such adjustment.

    10. Mergers and Reclassifications. If at any time after the Warrant Issuance Date there shall be any reclassification, capital reorganization or change of the Common Stock (other than as a result of a subdivision, combination or stock dividend provided for in Section 9 hereof), or any consolidation of the Company with, or merger of the Company into, another corporation or other business organization (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification or change of the outstanding Common Stock), or any sale or conveyance to another corporation or other business organization of all or substantially all of the assets of the Company, then, as a condition of such reclassification, reorganization, change, consolidation, merger, sale or conveyance, lawful provisions shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall thereafter have the right to purchase, at a total price not to exceed that payable upon the exercise of this Warrant in full, the kind and amount of shares of stock and other securities and property receivable upon such reclassification, reorganization, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock which might have been purchased by the Holder immediately prior to such reclassification, reorganization, change, consolidation, merger, sale or conveyance, and in any such case appropriate provisions shall be made with respect to the rights and interest of the Holder to the end that the provisions hereof (including without limitation, provisions for the adjustment of the Purchase Price and the number of shares issuable hereunder) shall thereafter be applicable in relation to any shares of stock or other securities and property thereafter deliverable upon exercise hereof.

    11. Fractional Shares. In no event shall any fractional share of Common Stock be issued upon any exercise of this Warrant.

    12. Notices of Record Date, Etc.  In the event of:

         (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right,

         (b) any reclassification of the capital stock of the Company, capital reorganization of the Company, consolidation or merger involving the Company, or sale or conveyance of all or substantially all of its assets, or

         (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then and in each such event the Company will mail or cause to be mailed to the Holder a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the date on which any such reclassification, reorganization, consolidation, merger, sale or conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record in respect of such event are to be determined. Such notice shall be mailed at least 20 days prior to the date specified in such notice on which any such action is to be taken.

    13. Amendment. The terms of this Warrant may be amended, modified or waived only by written agreement of the Company and the Holder.

    14. Warrant Register Transfer, Etc.

              A. The Company will maintain a register containing the names and addresses of the registered holders of outstanding Warrants. The Holder may change its address as shown on the warrant register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be given by certified mail or delivered to the Holder at its address as shown on the warrant register.

              B. This Warrant may not be transferred or assigned in whole or in part by the Holder without the prior written consent of the Company, which consent shall not be unreasonably withheld (it being understood that the Company may withhold consent to any transfer of the Warrant to any person seeking to obtain control of the Company), except that prior written consent of the Company will not be required for a transfer of the Warrant in whole by the Holder to an "affiliate" of the Holder. An "affiliate" of the Holder shall mean any other person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with the Holder. Prior to and as a condition to effecting any such transfer the Holder shall deliver to the Company an opinion of counsel reasonably satisfactory to the Company to the effect that such transfer will comply with all applicable securities laws.

              C. In case this Warrant shall be mutilated, lost, stolen or destroyed, the Company shall issue a new warrant of like tenor and denomination and deliver the same (i) in exchange and substitution for and upon surrender and cancellation of any mutilated Warrant, or (ii) in lieu of any Warrant lost, stolen or destroyed, upon receipt of evidence reasonably satisfactory to the Company of the loss, theft or destruction of such Warrant (including a reasonably detailed affidavit with respect to the circumstances of any loss, theft or destruction) and of indemnity reasonably satisfactory to the Company.

    15. No Impairment. The Company will not, by amendment of its Certificate of Incorporation or through any reclassification, capital reorganization, consolidation, merger, sale or conveyance of assets, dissolution, liquidation, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder.

    16. Governing Law. The provisions and terms of this Warrant shall be governed by and construed in accordance with the internal laws of the State of Delaware.

    17. Successors and Assigns. This Warrant shall be binding upon the Company's successors and assigns and shall inure to the benefit of the Holder's successors, legal representatives and permitted assigns.

    18. Business Days. If the last or appointed day for the taking of any action required or the expiration of any right granted herein shall be a Saturday or Sunday or a legal holiday in Delaware, then such action may be taken or right may be exercised on the next succeeding day which is not a Saturday or Sunday or such a legal holiday.

    IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer, under seal, as of the date above written.

                        ENSYS ENVIRONMENTAL PRODUCTS, INC.

                        By: /s/ Grover C. Wrenn
                            ------------------------------

                        Title: President and Chief Executive Officer

                                     SUBSCRIPTION


To:___________________________         Date:____________________________


    The undersigned hereby subscribes for _________________ shares of Common Stock covered by this Warrant. The certificate(s) for such shares shall be issued in the name of the undersigned or as otherwise indicated below:

                                  Signature __________________________________


                                  Name for Registration ______________________


                                  Mailing Address ____________________________

                                  ____________________________________________

                              NET ISSUE ELECTION NOTICE


To:____________________________        Date:________________________

    The undersigned hereby elects under Section 4 to surrender the right to purchase ___________ shares of Common Stock Pursuant to this Warrant. The certificate(s) for the shares issuable upon such net issue election shall be issued in the name of the undersigned or as otherwise indicated below.

                                  Signature __________________________________


                                  Name for Registration ______________________


                                  Mailing Address ____________________________

                                  ____________________________________________

                                           COMMON STOCK WARRANT NO. W-12/30/96-R

    THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED UNLESS SUCH SALE OR TRANSFER IS IN ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS OR SOME OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS IS AVAILABLE WITH RESPECT THERETO.


                          ENSYS ENVIRONMENTAL PRODUCTS, INC.
                                 WARRANT TO PURCHASE
                                     COMMON STOCK


    1. Issuance. This Warrant is issued to Edison Venture Fund II-PA, L.P., a Pennsylvania limited partnership, by EnSys Environmental Products, Inc., a Delaware corporation (referred to hereinafter, with its successors, as the "Company"), on this 30th day of December, 1996 (the "Warrant Issuance Date"), in consideration of the surrender to the Company for cancellation of certain warrants to purchase common stock of Strategic Diagnostics Inc., which warrants were issued on April 3, 1995.

    2. Purchase Price; Number of Shares. Subject to the terms and conditions hereinafter set forth, the registered holder of this Warrant (the "Holder") is entitled upon surrender of this Warrant with the subscription form annexed hereto, duly executed, at the office of the Company, to purchase 1,801 shares of common stock of the Company, par value $.01 per share (the "Common Stock"), at the per share exercise price of $2.24 (the "Purchase Price").

    3. Payment of Purchase Price. The Purchase Price may be paid (i) in cash or by check, (ii) by the surrender by the Holder to the Company of any promissory notes or other obligations issued by the Company, with all such notes and obligations so surrendered being credited against the Purchase Price in an amount equal to the principal amount thereof plus accrued interest to the date of surrender, (iii) through delivery by the Holder to the Company of other securities issued by the Company, with such securities being credited against the Purchase Price in an amount equal to the fair market value thereof, as determined in good faith by the Board of Directors of the Company (the "Board"), or (iv) by any combination of the foregoing. The Board shall promptly respond in writing to an inquiry by the Holder as to the fair market value of any securities the Holder may wish to deliver to the Company pursuant to clause
(iii) above.

    4. Net Issue Election. The Holder may elect to receive, without the payment by the Holder of any additional consideration, shares equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company, with the net issue election notice annexed hereto duly executed, at the office of the Company; provided, that the Holder may not make such an election unless (i) the Company has registered its securities pursuant to the Securities Act of 1933, as amended, (the "Act") or in connection with such registration or (ii) upon the expiration of this Warrant. Thereupon, the Company shall issue to the Holder such number of fully paid and nonassessable shares of Common Stock as is computed using the following formula:

                                       X=Y(A-B)
                                         ------
                                          A

where X = the number of shares to be issued to the Holder pursuant to this
Section 4.

    Y = the number of shares covered by this Warrant in respect of which the net issue election is made pursuant to this Section 4.

    A = the fair market value of one share of Common Stock. If the Company's securities are registered pursuant to the Act, the fair market value shall mean the average high and low prices of the Common Stock on the day prior to the exercise of this Warrant, if the Common Stock is being traded on a national exchange; or the last reported sale price on the day prior to exercise of this Warrant, if the Common Stock is traded on the Nasdaq National Market, and if the Common Stock is not traded on a national exchange; or the closing bid price (or average of bid prices) last quoted on the day prior to the exercise of this Warrant by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the Nasdaq National Market or a national exchange. If the election occurs in connection with the registration of securities, then the fair market value shall be the price offered to the public. Otherwise, the fair market value shall be as determined in good faith by the Board, at the time the net issue election is made pursuant to this Section 4.

    B = the Purchase Price in effect under this Warrant at the time the net issue election is made pursuant to this Section 4.

The Board shall promptly respond in writing to an inquiry by the Holder as to the fair market value of one share of Common Stock.

    5. Partial Exercise. This Warrant may be exercised in part, and the Holder shall be entitled to receive a new warrant, which shall be dated as of the date of this Warrant, covering the number of shares in respect of which this Warrant shall not have been exercised.

    6. Issuance Date. The person or persons in whose name or names any certificate representing shares of Common Stock is issued hereunder shall be deemed to have become the holder of record of the shares represented thereby as at the close of business on the date this Warrant is exercised with respect to such shares, whether or not the transfer books of the Company shall be closed.

    7. Expiration Date. This Warrant shall expire at the close of business on April 3, 2000, and shall be void thereafter.

    8. Reserved Shares; Valid Issuance. The Company covenants that it will at all times from and after the date hereof reserve and keep available such number of its authorized shares of Common Stock, free from all preemptive or similar rights therein, as will be sufficient to permit the exercise of this Warrant in full. The Company further covenants that, assuming the receipt by the Company of the consideration therefor, such shares as may be issued pursuant to the exercise of this Warrant will, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.

    9. Dividends. If at any time after the Warrant Issuance Date, the Company subdivides the Common Stock, by split-up or otherwise, or combines the Common Stock, or issues additional shares of Common Stock in payment of a stock dividend on the Common Stock, the number of shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination, and the Purchase Price shall forthwith be proportionately decreased in the case of a subdivision or stock dividend, or proportionately increased in the case of a combination. Whenever the Purchase Price is adjusted, as herein provided, the Company shall promptly deliver to the Holder a certificate of an officer of the Company setting forth the Purchase Price after such adjustment and setting forth a brief statement on the facts requiring such adjustment.

    10. Mergers and Reclassifications. If at any time after the Warrant Issuance Date there shall be any reclassification, capital reorganization or change of the Common Stock (other than as a result of a subdivision, combination or stock dividend provided for in Section 9 hereof), or any consolidation of the Company with, or merger of the Company into, another corporation or other business organization (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification or change of the outstanding Common Stock), or any sale or conveyance to another corporation or other business organization of all or substantially all of the assets of the Company, then, as a condition of such reclassification, reorganization, change, consolidation, merger, sale or conveyance, lawful provisions shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall thereafter have the right to purchase, at a total price not to exceed that payable upon the exercise of this Warrant in full, the kind and amount of shares of stock and other securities and property receivable upon such reclassification, reorganization, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock which might have been purchased by the Holder immediately prior to such reclassification, reorganization, change, consolidation, merger, sale or conveyance, and in any such case appropriate provisions shall be made with respect to the rights and interest of the Holder to the end that the provisions hereof (including without limitation, provisions for the adjustment of the Purchase Price and the number of shares issuable hereunder) shall thereafter be applicable in relation to any shares of stock or other securities and property thereafter deliverable upon exercise hereof.

    11. Fractional Shares. In no event shall any fractional share of Common Stock be issued upon any exercise of this Warrant.

    12. Notices of Record Date, Etc.  In the event of:

         (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right,

         (b) any reclassification of the capital stock of the Company, capital reorganization of the Company, consolidation or merger involving the Company, or sale or conveyance of all or substantially all of its assets, or

         (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then and in each such event the Company will mail or cause to be mailed to the Holder a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the date on which any such reclassification, reorganization, consolidation, merger, sale or conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record in respect of such event are to be determined. Such notice shall be mailed at least 20 days prior to the date specified in such notice on which any such action is to be taken.

    13. Amendment. The terms of this Warrant may be amended, modified or waived only by written agreement of the Company and the Holder.

    14. Warrant Register Transfer, Etc.

              A. The Company will maintain a register containing the names and addresses of the registered holders of outstanding Warrants. The Holder may change its address as shown on the warrant register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be given by certified mail or delivered to the Holder at its address as shown on the warrant register.

              B. This Warrant may not be transferred or assigned in whole or in part by the Holder without the prior written consent of the Company, which consent shall not be unreasonably withheld (it being understood that the Company may withhold consent to any transfer of the Warrant to any person seeking to obtain control of the Company), except that prior written consent of the Company will not be required for a transfer of the Warrant in whole by the Holder to an "affiliate" of the Holder. An "affiliate" of the Holder shall mean any other person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with the Holder. Prior to and as a condition to effecting any such transfer the Holder shall deliver to the Company an opinion of counsel reasonably satisfactory to the Company to the effect that such transfer will comply with all applicable securities laws.

              C. In case this Warrant shall be mutilated, lost, stolen or destroyed, the Company shall issue a new warrant of like tenor and denomination and deliver the same (i) in exchange and substitution for and upon surrender and cancellation of any mutilated Warrant, or (ii) in lieu of any Warrant lost, stolen or destroyed, upon receipt of evidence reasonably satisfactory to the Company of the loss, theft or destruction of such Warrant (including a reasonably detailed affidavit with respect to the circumstances of any loss, theft or destruction) and of indemnity reasonably satisfactory to the Company.

    15. No Impairment. The Company will not, by amendment of its Certificate of Incorporation or through any reclassification, capital reorganization, consolidation, merger, sale or conveyance of assets, dissolution, liquidation, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder.

    16. Governing Law. The provisions and terms of this Warrant shall be governed by and construed in accordance with the internal laws of the State of Delaware.

    17. Successors and Assigns. This Warrant shall be binding upon the Company's successors and assigns and shall inure to the benefit of the Holder's successors, legal representatives and permitted assigns.

    18. Business Days. If the last or appointed day for the taking of any action required or the expiration of any right granted herein shall be a Saturday or Sunday or a legal holiday in Delaware, then such action may be taken or right may be exercised on the next succeeding day which is not a Saturday or Sunday or such a legal holiday.

    IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer, under seal, as of the date above written.

                        ENSYS ENVIRONMENTAL PRODUCTS, INC.

                        By: /s/ Grover C. Wrenn
                            ------------------------------

                        Title: President and Chief Executive Officer

                                     SUBSCRIPTION


To:___________________________         Date:____________________________


    The undersigned hereby subscribes for _________________ shares of Common Stock covered by this Warrant. The certificate(s) for such shares shall be issued in the name of the undersigned or as otherwise indicated below:

                                  Signature __________________________________


                                  Name for Registration ______________________


                                  Mailing Address ____________________________

                                  ____________________________________________

                              NET ISSUE ELECTION NOTICE


To:____________________________        Date:________________________

    The undersigned hereby elects under Section 4 to surrender the right to purchase ___________ shares of Common Stock Pursuant to this Warrant. The certificate(s) for the shares issuable upon such net issue election shall be issued in the name of the undersigned or as otherwise indicated below.

                                  Signature __________________________________


                                  Name for Registration ______________________


                                  Mailing Address ____________________________

                                  ____________________________________________

                                           COMMON STOCK WARRANT NO. W-12/30/96-S

    THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED UNLESS SUCH SALE OR TRANSFER IS IN ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS OR SOME OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS IS AVAILABLE WITH RESPECT THERETO.


                          ENSYS ENVIRONMENTAL PRODUCTS, INC.
                                 WARRANT TO PURCHASE
                                     COMMON STOCK


    1. ISSUANCE. This Warrant is issued to Edison Venture Fund II-PA, L.P., a Pennsylvania limited partnership, by EnSys Environmental Products, Inc., a Delaware corporation (referred to hereinafter, with its successors, as the "Company"), on this 30th day of December, 1996 (the "Warrant Issuance Date"), in consideration of the surrender to the Company for cancellation of certain warrants to purchase common stock of Strategic Diagnostics Inc., which warrants were issued on April 18, 1995.

    2. PURCHASE PRICE; NUMBER OF SHARES. Subject to the terms and conditions hereinafter set forth, the registered holder of this Warrant (the "Holder") is entitled upon surrender of this Warrant with the subscription form annexed hereto, duly executed, at the office of the Company, to purchase 9,007 shares of common stock of the Company, par value $.01 per share (the "Common Stock"), at the per share exercise price of $2.24 (the "Purchase Price").

    3. PAYMENT OF PURCHASE PRICE. The Purchase Price may be paid (i) in cash or by check, (ii) by the surrender by the Holder to the Company of any promissory notes or other obligations issued by the Company, with all such notes and obligations so surrendered being credited against the Purchase Price in an amount equal to the principal amount thereof plus accrued interest to the date of surrender, (iii) through delivery by the Holder to the Company of other securities issued by the Company, with such securities being credited against the Purchase Price in an amount equal to the fair market value thereof, as determined in good faith by the Board of Directors of the Company (the "Board"), or (iv) by any combination of the foregoing. The Board shall promptly respond in writing to an inquiry by the Holder as to the fair market value of any securities the Holder may wish to deliver to the Company pursuant to clause
(iii) above.

    4. NET ISSUE ELECTION. The Holder may elect to receive, without the payment by the Holder of any additional consideration, shares equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company, with the net issue election notice annexed hereto duly executed, at the office of the Company; PROVIDED, that the Holder may not make such an election unless (i) the Company has registered its securities pursuant to the Securities Act of 1933, as amended, (the "Act") or in connection with such registration or (ii) upon the expiration of this Warrant. Thereupon, the Company shall issue to the Holder such number of fully paid and nonassessable shares of Common Stock as is computed using the following formula:

                                       X=Y(A-B)
                                         ------
                                          A

where X = the number of shares to be issued to the Holder pursuant to this
Section 4.

    Y = the number of shares covered by this Warrant in respect of which the net issue election is made pursuant to this Section 4.

    A = the fair market value of one share of Common Stock. If the Company's securities are registered pursuant to the Act, the fair market value shall mean the average high and low prices of the Common Stock on the day prior to the exercise of this Warrant, if the Common Stock is being traded on a national exchange; or the last reported sale price on the day prior to exercise of this Warrant, if the Common Stock is traded on the Nasdaq National Market, and if the Common Stock is not traded on a national exchange; or the closing bid price (or average of bid prices) last quoted on the day prior to the exercise of this Warrant by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the Nasdaq National Market or a national exchange. If the election occurs in connection with the registration of securities, then the fair market value shall be the price offered to the public. Otherwise, the fair market value shall be as determined in good faith by the Board, at the time the net issue election is made pursuant to this Section 4.

    B = the Purchase Price in effect under this Warrant at the time the net issue election is made pursuant to this Section 4.

The Board shall promptly respond in writing to an inquiry by the Holder as to the fair market value of one share of Common Stock.

    5. PARTIAL EXERCISE. This Warrant may be exercised in part, and the Holder shall be entitled to receive a new warrant, which shall be dated as of the date of this Warrant, covering the number of shares in respect of which this Warrant shall not have been exercised.

    6. ISSUANCE DATE. The person or persons in whose name or names any certificate representing shares of Common Stock is issued hereunder shall be deemed to have become the holder of record of the shares represented thereby as at the close of business on the date this Warrant is exercised with respect to such shares, whether or not the transfer books of the Company shall be closed.

    7. EXPIRATION DATE. This Warrant shall expire at the close of business on April 18, 2000, and shall be void thereafter.

    8. RESERVED SHARES; VALID ISSUANCE. The Company covenants that it will at all times from and after the date hereof reserve and keep available such number of its authorized shares of Common Stock, free from all preemptive or similar rights therein, as will be sufficient to permit the exercise of this Warrant in full. The Company further covenants that, assuming the receipt by the Company of the consideration therefor, such shares as may be issued pursuant to the exercise of this Warrant will, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.

    9. DIVIDENDS. If at any time after the Warrant Issuance Date, the Company subdivides the Common Stock, by split-up or otherwise, or combines the Common Stock, or issues additional shares of Common Stock in payment of a stock dividend on the Common Stock, the number of shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination, and the Purchase Price shall forthwith be proportionately decreased in the case of a subdivision or stock dividend, or proportionately increased in the case of a combination. Whenever the Purchase Price is adjusted, as herein provided, the Company shall promptly deliver to the Holder a certificate of an officer of the Company setting forth the Purchase Price after such adjustment and setting forth a brief statement on the facts requiring such adjustment.

    10. MERGERS AND RECLASSIFICATIONS. If at any time after the Warrant Issuance Date there shall be any reclassification, capital reorganization or change of the Common Stock (other than as a result of a subdivision, combination or stock dividend provided for in Section 9 hereof), or any consolidation of the Company with, or merger of the Company into, another corporation or other business organization (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification or change of the outstanding Common Stock), or any sale or conveyance to another corporation or other business organization of all or substantially all of the assets of the Company, then, as a condition of such reclassification, reorganization, change, consolidation, merger, sale or conveyance, lawful provisions shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall thereafter have the right to purchase, at a total price not to exceed that payable upon the exercise of this Warrant in full, the kind and amount of shares of stock and other securities and property receivable upon such reclassification, reorganization, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock which might have been purchased by the Holder immediately prior to such reclassification, reorganization, change, consolidation, merger, sale or conveyance, and in any such case appropriate provisions shall be made with respect to the rights and interest of the Holder to the end that the provisions hereof (including without limitation, provisions for the adjustment of the Purchase Price and the number of shares issuable hereunder) shall thereafter be applicable in relation to any shares of stock or other securities and property thereafter deliverable upon exercise hereof.

    11. FRACTIONAL SHARES. In no event shall any fractional share of Common Stock be issued upon any exercise of this Warrant.

    12. NOTICES OF RECORD DATE, ETC.  In the event of:

         (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right,

         (b) any reclassification of the capital stock of the Company, capital reorganization of the Company, consolidation or merger involving the Company, or sale or conveyance of all or substantially all of its assets, or

         (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then and in each such event the Company will mail or cause to be mailed to the Holder a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the date on which any such reclassification, reorganization, consolidation, merger, sale or conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record in respect of such event are to be determined. Such notice shall be mailed at least 20 days prior to the date specified in such notice on which any such action is to be taken.

    13. AMENDMENT. The terms of this Warrant may be amended, modified or waived only by written agreement of the Company and the Holder.

    14. WARRANT REGISTER TRANSFER, ETC.

              A. The Company will maintain a register containing the names and addresses of the registered holders of outstanding Warrants. The Holder may change its address as shown on the warrant register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be given by certified mail or delivered to the Holder at its address as shown on the warrant register.

              B. This Warrant may not be transferred or assigned in whole or in part by the Holder without the prior written consent of the Company, which consent shall not be unreasonably withheld (it being understood that the Company may withhold consent to any transfer of the Warrant to any person seeking to obtain control of the Company), except that prior written consent of the Company will not be required for a transfer of the Warrant in whole by the Holder to an "affiliate" of the Holder. An "affiliate" of the Holder shall mean any other person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with the Holder. Prior to and as a condition to effecting any such transfer the Holder shall deliver to the Company an opinion of counsel reasonably satisfactory to the Company to the effect that such transfer will comply with all applicable securities laws.

              C. In case this Warrant shall be mutilated, lost, stolen or destroyed, the Company shall issue a new warrant of like tenor and denomination and deliver the same (i) in exchange and substitution for and upon surrender and cancellation of any mutilated Warrant, or (ii) in lieu of any Warrant lost, stolen or destroyed, upon receipt of evidence reasonably satisfactory to the Company of the loss, theft or destruction of such Warrant (including a reasonably detailed affidavit with respect to the circumstances of any loss, theft or destruction) and of indemnity reasonably satisfactory to the Company.

    15. NO IMPAIRMENT. The Company will not, by amendment of its Certificate of Incorporation or through any reclassification, capital reorganization, consolidation, merger, sale or conveyance of assets, dissolution, liquidation, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder.

    16. GOVERNING LAW. The provisions and terms of this Warrant shall be governed by and construed in accordance with the internal laws of the State of Delaware.

    17. SUCCESSORS AND ASSIGNS. This Warrant shall be binding upon the Company's successors and assigns and shall inure to the benefit of the Holder's successors, legal representatives and permitted assigns.

    18. BUSINESS DAYS. If the last or appointed day for the taking of any action required or the expiration of any right granted herein shall be a Saturday or Sunday or a legal holiday in Delaware, then such action may be taken or right may be exercised on the next succeeding day which is not a Saturday or Sunday or such a legal holiday.

    IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer, under seal, as of the date above written.

                        ENSYS ENVIRONMENTAL PRODUCTS, INC.

                        By: /s/ Grover C. Wrenn
                            ---------------------------------

                        Title: President and Chief Executive Officer

                                     SUBSCRIPTION


To:___________________________         Date:____________________________


    The undersigned hereby subscribes for _________________ shares of Common Stock covered by this Warrant. The certificate(s) for such shares shall be issued in the name of the undersigned or as otherwise indicated below:

                                  Signature __________________________________


                                  Name for Registration ______________________


                                  Mailing Address ____________________________

                                  ____________________________________________

                              NET ISSUE ELECTION NOTICE


To:____________________________        Date:________________________

    The undersigned hereby elects under Section 4 to surrender the right to purchase ___________ shares of Common Stock Pursuant to this Warrant. The certificate(s) for the shares issuable upon such net issue election shall be issued in the name of the undersigned or as otherwise indicated below.

                                  Signature __________________________________


                                  Name for Registration ______________________


                                  Mailing Address ____________________________

                                  ____________________________________________

                                           COMMON STOCK WARRANT NO. W-12/30/96-T

    THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED UNLESS SUCH SALE OR TRANSFER IS IN ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS OR SOME OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS IS AVAILABLE WITH RESPECT THERETO.


                          ENSYS ENVIRONMENTAL PRODUCTS, INC.
                                 WARRANT TO PURCHASE
                                     COMMON STOCK


    1. Issuance. This Warrant is issued to Edison Venture Fund II-PA, L.P., a Pennsylvania limited partnership, by EnSys Environmental Products, Inc., a Delaware corporation (referred to hereinafter, with its successors, as the "Company"), on this 30th day of December, 1996 (the "Warrant Issuance Date"), in consideration of the surrender to the Company for cancellation of certain warrants to purchase common stock of Strategic Diagnostics Inc., which warrants were issued on July 3, 1995.

    2. Purchase Price; Number of Shares. Subject to the terms and conditions hereinafter set forth, the registered holder of this Warrant (the "Holder") is entitled upon surrender of this Warrant with the subscription form annexed hereto, duly executed, at the office of the Company, to purchase 4,503 shares of common stock of the Company, par value $.01 per share (the "Common Stock"), at the per share exercise price of $2.24 (the "Purchase Price").

    3. Payment of Purchase Price. The Purchase Price may be paid (i) in cash or by check, (ii) by the surrender by the Holder to the Company of any promissory notes or other obligations issued by the Company, with all such notes and obligations so surrendered being credited against the Purchase Price in an amount equal to the principal amount thereof plus accrued interest to the date of surrender, (iii) through delivery by the Holder to the Company of other securities issued by the Company, with such securities being credited against the Purchase Price in an amount equal to the fair market value thereof, as determined in good faith by the Board of Directors of the Company (the "Board"), or (iv) by any combination of the foregoing. The Board shall promptly respond in writing to an inquiry by the Holder as to the fair market value of any securities the Holder may wish to deliver to the Company pursuant to clause
(iii) above.

    4. Net Issue Election. The Holder may elect to receive, without the payment by the Holder of any additional consideration, shares equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company, with the net issue election notice annexed hereto duly executed, at the office of the Company; provided, that the Holder may not make such an election unless (i) the Company has registered its securities pursuant to the Securities Act of 1933, as amended, (the "Act") or in connection with such registration or
(ii) upon the expiration of this Warrant. Thereupon, the Company shall issue to the Holder such number of fully paid and nonassessable shares of Common
Stock as is computed using the following formula:

                                       X=Y(A-B)
                                         ------
                                          A

where X = the number of shares to be issued to the Holder pursuant to this
Section 4.

    Y = the number of shares covered by this Warrant in respect of which the net issue election is made pursuant to this Section 4.

    A = the fair market value of one share of Common Stock. If the Company's securities are registered pursuant to the Act, the fair market value shall mean the average high and low prices of the Common Stock on the day prior to the exercise of this Warrant, if the Common Stock is being traded on a national exchange; or the last reported sale price on the day prior to exercise of this Warrant, if the Common Stock is traded on the Nasdaq National Market, and if the Common Stock is not traded on a national exchange; or the closing bid price (or average of bid prices) last quoted on the day prior to the exercise of this Warrant by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the Nasdaq National Market or a national exchange. If the election occurs in connection with the registration of securities, then the fair market value shall be the price offered to the public. Otherwise, the fair market value shall be as determined in good faith by the Board, at the time the net issue election is made pursuant to this Section 4.

    B = the Purchase Price in effect under this Warrant at the time the net issue election is made pursuant to this Section 4.

The Board shall promptly respond in writing to an inquiry by the Holder as to the fair market value of one share of Common Stock.

    5. Partial Exercise. This Warrant may be exercised in part, and the Holder shall be entitled to receive a new warrant, which shall be dated as of the date of this Warrant, covering the number of shares in respect of which this Warrant shall not have been exercised.

    6. Issuance Date. The person or persons in whose name or names any certificate representing shares of Common Stock is issued hereunder shall be deemed to have become the holder of record of the shares represented thereby as at the close of business on the date this Warrant is exercised with respect to such shares, whether or not the transfer books of the Company shall be closed.

    7. Expiration Date. This Warrant shall expire at the close of business on July 3, 2000, and shall be void thereafter.

    8. Reserved Shares; Valid Issuance. The Company covenants that it will at all times from and after the date hereof reserve and keep available such number of its authorized shares of Common Stock, free from all preemptive or similar rights therein, as will be sufficient to permit the exercise of this Warrant in full. The Company further covenants that, assuming the receipt by the Company of the consideration therefor, such shares as may be issued pursuant to the exercise of this Warrant will, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.

    9. Dividends. If at any time after the Warrant Issuance Date, the Company subdivides the Common Stock, by split-up or otherwise, or combines the Common Stock, or issues additional shares of Common Stock in payment of a stock dividend on the Common Stock, the number of shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination, and the Purchase Price shall forthwith be proportionately decreased in the case of a subdivision or stock dividend, or proportionately increased in the case of a combination. Whenever the Purchase Price is adjusted, as herein provided, the Company shall promptly deliver to the Holder a certificate of an officer of the Company setting forth the Purchase Price after such adjustment and setting forth a brief statement on the facts requiring such adjustment.

    10. Mergers and Reclassifications. If at any time after the Warrant Issuance Date there shall be any reclassification, capital reorganization or change of the Common Stock (other than as a result of a subdivision, combination or stock dividend provided for in Section 9 hereof), or any consolidation of the Company with, or merger of the Company into, another corporation or other business organization (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification or change of the outstanding Common Stock), or any sale or conveyance to another corporation or other business organization of all or substantially all of the assets of the Company, then, as a condition of such reclassification, reorganization, change, consolidation, merger, sale or conveyance, lawful provisions shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall thereafter have the right to purchase, at a total price not to exceed that payable upon the exercise of this Warrant in full, the kind and amount of shares of stock and other securities and property receivable upon such reclassification, reorganization, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock which might have been purchased by the Holder immediately prior to such reclassification, reorganization, change, consolidation, merger, sale or conveyance, and in any such case appropriate provisions shall be made with respect to the rights and interest of the Holder to the end that the provisions hereof (including without limitation, provisions for the adjustment of the Purchase Price and the number of shares issuable hereunder) shall thereafter be applicable in relation to any shares of stock or other securities and property thereafter deliverable upon exercise hereof.

    11. Fractional Shares. In no event shall any fractional share of Common Stock be issued upon any exercise of this Warrant.

    12. Notices of Record Date, Etc.  In the event of:

         (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right,

         (b) any reclassification of the capital stock of the Company, capital reorganization of the Company, consolidation or merger involving the Company, or sale or conveyance of all or substantially all of its assets, or

         (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then and in each such event the Company will mail or cause to be mailed to the Holder a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the date on which any such reclassification, reorganization, consolidation, merger, sale or conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record in respect of such event are to be determined. Such notice shall be mailed at least 20 days prior to the date specified in such notice on which any such action is to be taken.

    13. Amendment. The terms of this Warrant may be amended, modified or waived only by written agreement of the Company and the Holder.

    14. Warrant Register Transfer, Etc.

              A. The Company will maintain a register containing the names and addresses of the registered holders of outstanding Warrants. The Holder may change its address as shown on the warrant register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be given by certified mail or delivered to the Holder at its address as shown on the warrant register.

              B. This Warrant may not be transferred or assigned in whole or in part by the Holder without the prior written consent of the Company, which consent shall not be unreasonably withheld (it being understood that the Company may withhold consent to any transfer of the Warrant to any person seeking to obtain control of the Company), except that prior written consent of the Company will not be required for a transfer of the Warrant in whole by the Holder to an "affiliate" of the Holder. An "affiliate" of the Holder shall mean any other person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with the Holder. Prior to and as a condition to effecting any such transfer the Holder shall deliver to the Company an opinion of counsel reasonably satisfactory to the Company to the effect that such transfer will comply with all applicable securities laws.

              C. In case this Warrant shall be mutilated, lost, stolen or destroyed, the

Company shall issue a new warrant of like tenor and denomination and deliver the same (i) in exchange and substitution for and upon surrender and cancellation of any mutilated Warrant, or (ii) in lieu of any Warrant lost, stolen or destroyed, upon receipt of evidence reasonably satisfactory to the Company of the loss, theft or destruction of such Warrant (including a reasonably detailed affidavit with respect to the circumstances of any loss, theft or destruction) and of indemnity reasonably satisfactory to the Company.

    15. No Impairment. The Company will not, by amendment of its Certificate of Incorporation or through any reclassification, capital reorganization, consolidation, merger, sale or conveyance of assets, dissolution, liquidation, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder.

    16. Governing Law. The provisions and terms of this Warrant shall be governed by and construed in accordance with the internal laws of the State of Delaware.

    17. Successors and Assigns. This Warrant shall be binding upon the Company's successors and assigns and shall inure to the benefit of the Holder's successors, legal representatives and permitted assigns.

    18. Business Days. If the last or appointed day for the taking of any action required or the expiration of any right granted herein shall be a Saturday or Sunday or a legal holiday in Delaware, then such action may be taken or right may be exercised on the next succeeding day which is not a Saturday or Sunday or such a legal holiday.

    IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer, under seal, as of the date above written.

                        ENSYS ENVIRONMENTAL PRODUCTS, INC.

                        By: /s/ Grover C. Wrenn
                            -------------------------------

                        Title: President and Chief Executive Officer

                                     SUBSCRIPTION


To:___________________________         Date:____________________________


    The undersigned hereby subscribes for _________________ shares of Common Stock covered by this Warrant. The certificate(s) for such shares shall be issued in the name of the undersigned or as otherwise indicated below:

                                  Signature __________________________________


                                  Name for Registration ______________________


                                  Mailing Address ____________________________

                                  ____________________________________________

                              NET ISSUE ELECTION NOTICE


To:____________________________        Date:________________________

    The undersigned hereby elects under Section 4 to surrender the right to purchase ___________ shares of Common Stock Pursuant to this Warrant. The certificate(s) for the shares issuable upon such net issue election shall be issued in the name of the undersigned or as otherwise indicated below.

                                  Signature __________________________________


                                  Name for Registration ______________________


                                  Mailing Address ____________________________

                                  ____________________________________________

                                           COMMON STOCK WARRANT NO. W-12/30/96-U

    THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED UNLESS SUCH SALE OR TRANSFER IS IN ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS OR SOME OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS IS AVAILABLE WITH RESPECT THERETO.


                          ENSYS ENVIRONMENTAL PRODUCTS, INC.
                                 WARRANT TO PURCHASE
                                     COMMON STOCK


    1. Issuance. This Warrant is issued to Edison Venture Fund II-PA, L.P., a Pennsylvania limited partnership, by EnSys Environmental Products, Inc., a Delaware corporation (referred to hereinafter, with its successors, as the "Company"), on this 30th day of December, 1996 (the "Warrant Issuance Date"), in consideration of the surrender to the Company for cancellation of certain warrants to purchase common stock of Strategic Diagnostics Inc., which warrants were issued on August 1, 1995.

    2. Purchase Price; Number of Shares. Subject to the terms and conditions hereinafter set forth, the registered holder of this Warrant (the "Holder") is entitled upon surrender of this Warrant with the subscription form annexed hereto, duly executed, at the office of the Company, to purchase 4,503 shares of common stock of the Company, par value $.01 per share (the "Common Stock"), at the per share exercise price of $2.24 (the "Purchase Price").

    3. Payment of Purchase Price. The Purchase Price may be paid (i) in cash or by check, (ii) by the surrender by the Holder to the Company of any promissory notes or other obligations issued by the Company, with all such notes and obligations so surrendered being credited against the Purchase Price in an amount equal to the principal amount thereof plus accrued interest to the date of surrender, (iii) through delivery by the Holder to the Company of other securities issued by the Company, with such securities being credited against the Purchase Price in an amount equal to the fair market value thereof, as determined in good faith by the Board of Directors of the Company (the "Board"), or (iv) by any combination of the foregoing. The Board shall promptly respond in writing to an inquiry by the Holder as to the fair market value of any securities the Holder may wish to deliver to the Company pursuant to clause
(iii) above.

    4. Net Issue Election. The Holder may elect to receive, without the payment by the Holder of any additional consideration, shares equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company, with the net issue election notice annexed hereto duly executed, at the office of the Company; provided, that the Holder may not make such an election unless (i) the Company has registered its securities pursuant to the Securities Act of 1933, as amended, (the "Act") or in connection with such registration or
(ii) upon the expiration of this Warrant. Thereupon, the Company shall issue to the Holder such number of fully paid and nonassessable shares of Common
Stock as is computed using the following formula:

                                       X=Y(A-B)
                                         ------
                                          A

where X = the number of shares to be issued to the Holder pursuant to this
Section 4.

    Y = the number of shares covered by this Warrant in respect of which the net issue election is made pursuant to this Section 4.

    A = the fair market value of one share of Common Stock. If the Company's securities are registered pursuant to the Act, the fair market value shall mean the average high and low prices of the Common Stock on the day prior to the exercise of this Warrant, if the Common Stock is being traded on a national exchange; or the last reported sale price on the day prior to exercise of this Warrant, if the Common Stock is traded on the Nasdaq National Market, and if the Common Stock is not traded on a national exchange; or the closing bid price (or average of bid prices) last quoted on the day prior to the exercise of this Warrant by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the Nasdaq National Market or a national exchange. If the election occurs in connection with the registration of securities, then the fair market value shall be the price offered to the public. Otherwise, the fair market value shall be as determined in good faith by the Board, at the time the net issue election is made pursuant to this Section 4.

    B = the Purchase Price in effect under this Warrant at the time the net issue election is made pursuant to this Section 4.

The Board shall promptly respond in writing to an inquiry by the Holder as to the fair market value of one share of Common Stock.

    5. Partial Exercise. This Warrant may be exercised in part, and the Holder shall be entitled to receive a new warrant, which shall be dated as of the date of this Warrant, covering the number of shares in respect of which this Warrant shall not have been exercised.

    6. Issuance Date. The person or persons in whose name or names any certificate representing shares of Common Stock is issued hereunder shall be deemed to have become the holder of record of the shares represented thereby as at the close of business on the date this Warrant is exercised with respect to such shares, whether or not the transfer books of the Company shall be closed.

    7. Expiration Date. This Warrant shall expire at the close of business on August 1, 2000, and shall be void thereafter.

    8. Reserved Shares; Valid Issuance. The Company covenants that it will at all times from and after the date hereof reserve and keep available such number of its authorized shares of Common Stock, free from all preemptive or similar rights therein, as will be sufficient to permit the exercise of this Warrant in full. The Company further covenants that, assuming the receipt by the Company of the consideration therefor, such shares as may be issued pursuant to the exercise of this Warrant will, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.

    9. Dividends. If at any time after the Warrant Issuance Date, the Company subdivides the Common Stock, by split-up or otherwise, or combines the Common Stock, or issues additional shares of Common Stock in payment of a stock dividend on the Common Stock, the number of shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination, and the Purchase Price shall forthwith be proportionately decreased in the case of a subdivision or stock dividend, or proportionately increased in the case of a combination. Whenever the Purchase Price is adjusted, as herein provided, the Company shall promptly deliver to the Holder a certificate of an officer of the Company setting forth the Purchase Price after such adjustment and setting forth a brief statement on the facts requiring such adjustment.

    10. Mergers and Reclassifications. If at any time after the Warrant Issuance Date there shall be any reclassification, capital reorganization or change of the Common Stock (other than as a result of a subdivision, combination or stock dividend provided for in Section 9 hereof), or any consolidation of the Company with, or merger of the Company into, another corporation or other business organization (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification or change of the outstanding Common Stock), or any sale or conveyance to another corporation or other business organization of all or substantially all of the assets of the Company, then, as a condition of such reclassification, reorganization, change, consolidation, merger, sale or conveyance, lawful provisions shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall thereafter have the right to purchase, at a total price not to exceed that payable upon the exercise of this Warrant in full, the kind and amount of shares of stock and other securities and property receivable upon such reclassification, reorganization, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock which might have been purchased by the Holder immediately prior to such reclassification, reorganization, change, consolidation, merger, sale or conveyance, and in any such case appropriate provisions shall be made with respect to the rights and interest of the Holder to the end that the provisions hereof (including without limitation, provisions for the adjustment of the Purchase Price and the number of shares issuable hereunder) shall thereafter be applicable in relation to any shares of stock or other securities and property thereafter deliverable upon exercise hereof.

    11. Fractional Shares. In no event shall any fractional share of Common Stock be issued upon any exercise of this Warrant.

    12. Notices of Record Date, Etc.  In the event of:

         (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right,

         (b) any reclassification of the capital stock of the Company, capital reorganization of the Company, consolidation or merger involving the Company, or sale or conveyance of all or substantially all of its assets, or

         (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then and in each such event the Company will mail or cause to be mailed to the Holder a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the date on which any such reclassification, reorganization, consolidation, merger, sale or conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record in respect of such event are to be determined. Such notice shall be mailed at least 20 days prior to the date specified in such notice on which any such action is to be taken.

    13. Amendment. The terms of this Warrant may be amended, modified or waived only by written agreement of the Company and the Holder.

    14. Warrant Register Transfer, Etc.

              A. The Company will maintain a register containing the names and addresses of the registered holders of outstanding Warrants. The Holder may change its address as shown on the warrant register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be given by certified mail or delivered to the Holder at its address as shown on the warrant register.

              B. This Warrant may not be transferred or assigned in whole or in part by the Holder without the prior written consent of the Company, which consent shall not be unreasonably withheld (it being understood that the Company may withhold consent to any transfer of the Warrant to any person seeking to obtain control of the Company), except that prior written consent of the Company will not be required for a transfer of the Warrant in whole by the Holder to an "affiliate" of the Holder. An "affiliate" of the Holder shall mean any other person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with the Holder. Prior to and as a condition to effecting any such transfer the Holder shall deliver to the Company an opinion of counsel reasonably satisfactory to the Company to the effect that such transfer will comply with all applicable securities laws.

              C. In case this Warrant shall be mutilated, lost, stolen or destroyed, the Company shall issue a new warrant of like tenor and denomination and deliver the same (i) in exchange and substitution for and upon surrender and cancellation of any mutilated Warrant, or (ii) in lieu of any Warrant lost, stolen or destroyed, upon receipt of evidence reasonably satisfactory to the Company of the loss, theft or destruction of such Warrant (including a reasonably detailed affidavit with respect to the circumstances of any loss, theft or destruction) and of indemnity reasonably satisfactory to the Company.

    15. No Impairment. The Company will not, by amendment of its Certificate of Incorporation or through any reclassification, capital reorganization, consolidation, merger, sale or conveyance of assets, dissolution, liquidation, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder.

    16. Governing Law. The provisions and terms of this Warrant shall be governed by and construed in accordance with the internal laws of the State of Delaware.

    17. Successors and Assigns. This Warrant shall be binding upon the Company's successors and assigns and shall inure to the benefit of the Holder's successors, legal representatives and permitted assigns.

    18. Business Days. If the last or appointed day for the taking of any action required or the expiration of any right granted herein shall be a Saturday or Sunday or a legal holiday in Delaware, then such action may be taken or right may be exercised on the next succeeding day which is not a Saturday or Sunday or such a legal holiday.

    IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer, under seal, as of the date above written.

                        ENSYS ENVIRONMENTAL PRODUCTS, INC.

                        By: /s/ Grover C. Wrenn
                            --------------------------------

                        Title: President and Chief Executive Officer

                                     SUBSCRIPTION


To:___________________________         Date:____________________________


    The undersigned hereby subscribes for _________________ shares of Common Stock covered by this Warrant. The certificate(s) for such shares shall be issued in the name of the undersigned or as otherwise indicated below:

                                  Signature __________________________________


                                  Name for Registration ______________________


                                  Mailing Address ____________________________

                                  ____________________________________________

                              NET ISSUE ELECTION NOTICE


To:____________________________        Date:________________________

    The undersigned hereby elects under Section 4 to surrender the right to purchase ___________ shares of Common Stock Pursuant to this Warrant. The certificate(s) for the shares issuable upon such net issue election shall be issued in the name of the undersigned or as otherwise indicated below.

                                  Signature __________________________________


                                  Name for Registration ______________________


                                  Mailing Address ____________________________

                                  ____________________________________________